UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2018

ALTIMMUNE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32587	20-2726770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

910 Clopper Road, Suite 201S Gaithersburg, Maryland		20878
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number including area code: (240) 654-1450

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 11, 2018, Altimmune, Inc. (the “Company”) entered into substantially similar privately negotiated exchange agreements (the “Exchange Agreements”) with certain investors (the “Investors”). Pursuant to the terms of the Exchange Agreements, the Company issued an aggregate of 963,711 shares (the “Preferred Exchange Shares”) of the Company’s common stock, par value $0.0001 to the Investors and paid $22,241 in cash in exchange for all of the shares of Series B Redeemable Convertible Preferred Stock, par value $0.0001 per share held by the Investors (the “First Closing”). Subject to the approval by the Company’s stockholders of the issuance of the Company’s shares of Common Stock pursuant to the Exchange Agreements as required by the rules of the NASDAQ Global Market and the satisfaction of other customary closing conditions, the Company will issue an additional 4,351,136 shares (the “Warrant Exchange Shares,” and together with the Preferred Exchange Shares, the “Exchange Shares”) of Common Stock at the second closing (the “Second Closing,” and together with the First Closing, the “Exchange”) of the Exchange Agreements in exchange for the warrants to purchase shares of Common Stock held by the Investors, representing all previously outstanding warrants held by the Investors (the “Existing Warrants”), issued pursuant to that certain Securities Purchase Agreement, dated as of August 16, 2017, by and among the Company and certain investors (the “Purchase Agreement”). The Company anticipates that the Second Closing will occur in the third quarter of 2018. The Investors included Novartis Bioventures Ltd. and entities affiliated with Truffle Capital S.A.S. and HealthCap V L.P.

Pursuant to the Exchange Agreements, following the Exchange and the completion of the transactions contemplated by the Exchange Agreements, all obligations under the Purchase Agreement and the Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock of the Company as they relate to the Investors shall be terminated without further action by the Company or the other parties thereto, and the Existing Warrants and all outstanding shares of the Company’s Series B Convertible Preferred Stock held by the Investors will be deemed satisfied.

The terms of the Exchange Agreements grant the Investors certain rights and obligations, including requiring the Investors to vote all of their shares, if any, of Common Stock at the Company’s 2018 annual meeting of stockholders (A) for all directors nominated by the Company’s board of directors (the “Board”) for election and (B) in accordance with the recommendation of the Board on any other proposals, except for the shares issued to the Investors pursuant to the Exchange Agreements with respect to the proposal to issue the shares as required by the rules of the NASDAQ Global market.

After the completion of the Exchange, the Company will have no shares of Series B Convertible Preferred Stock outstanding and investors not party to the Exchange Agreement will hold Existing Warrants to purchase 75,995 shares of Common Stock.

The Exchange is being made, and the Exchange Shares are being offered and issued, in reliance upon the exemptions from the registration requirements of the Securities Act of 1933, as amended, provided by Section 4(a)(2) and Section 3(a)(9) thereof.

The foregoing description of the Exchange does not purport to be complete and is qualified in its entirety by reference to the Form of Exchange Agreement which is attached hereto as Exhibit 10.1 and is incorporated by reference into this Item 1.01.

Item 1.02	Termination of a Material Definitive Agreement.

To the extent required by Item 1.02 of the Form 8-K, the information set forth in Item 1.01 of this Current Report on Form 8-K and the full text of the Form of Exchange Agreement which is attached hereto as Exhibit 10.1 are incorporated by reference into this Item 1.02.

Item 3.02	Unregistered Sales of Equity Securities.

To the extent required by Item 3.02 of the Form 8-K, the disclosures set forth under Item 1.01 of this Current Report on Form 8-K and the full text of the Form of Exchange Agreement which is attached hereto as Exhibit 10.1 are incorporated by reference into this Item 3.02.

Item 3.03	Material Modifications to Rights of Security Holders.

To the extent required by Item 3.03 of the Form 8-K, the disclosures set forth under Item 1.01 of this Current Report on Form 8-K and the full text of the Form of Exchange Agreement which is attached hereto as Exhibit 10.1 are incorporated by reference into this Item 3.03.

Item 8.01	Other Events.

Press Release

On July 12, 2018, the Company issued a press release regarding the Exchange. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Annual Meeting of the Company’s Stockholders

The Board of Directors of the Company has determined that the Company’s 2018 Annual Meeting of Stockholders (the “2018 Annual Meeting”) will occur on or about August 30, 2018. The Board has set July 23, 2018 as the record date for the 2018 Annual Meeting. Additional information about the 2018 Annual Meeting will be included in the Company’s proxy materials. Because the anticipated date of the 2018 Annual Meeting has been changed to a date that is more than 30 days earlier than the one-year anniversary date of the Company’s 2017 Annual Meeting of Stockholders, in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the Company’s Amended and Restated Bylaws (the “Bylaws”), the deadlines applicable to stockholder proposals have changed.

Stockholders who wish to have a proposal considered for inclusion in the Company’s proxy materials for the 2018 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must ensure that such proposal is received by the Company not later than the close of business on July 26, 2018. Any such proposal should be delivered to the Company at 910 Clopper Road, Suite 201S, Gaithersburg, Maryland, 20878, Attention: Corporate Secretary and must comply with the rules and regulations of the Securities and Exchange Commission under Rule 14a-8 in order to be eligible for inclusion in the proxy materials for the 2018 Annual Meeting.

In accordance with the Company’s Bylaws, for director nominations or other stockholder proposals (other than proposals pursuant to Rule 14a-8 under the Exchange Act) to be brought before the 2018 Annual Meeting, written notice must be received by the Company not later than July 26, 2018 by delivering such nominations or proposals in writing to the Company at 910 Clopper Road, Suite 201S, Gaithersburg, Maryland, 20878, Attention: Corporate Secretary. Such notices must comply with the requirements of the Company’s Bylaws and applicable law, and no director nomination or stockholder proposal may be presented at the 2018 Annual Meeting otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Form of Exchange Agreement

99.1	Press Release, dated July 12, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTIMMUNE, INC.

By:	/s/ William Enright
Name: William Enright
Title: President and Chief Executive Officer

Dated July 16, 2018